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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               -------------------


       Date of Report (Date of earliest event reported): February 4, 2004


                               EMCORE CORPORATION
             (Exact name of Registrant as specified in its charter)


                    NEW JERSEY                                     0-22175                             22-2746503
    (State or other jurisdiction of incorporation          (Commission File Number)        (I.R.S. Employer Identification No.)
                  or organization)


                  145 BELMONT DRIVE, SOMERSET, NEW JERSEY 08873
                    (Address of principal offices) (Zip Code)

                                 (732) 271-9090
                Registrant's telephone number including area code

  (Former name or former address, if changed since last report): Not applicable




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 4, 2004, EMCORE Corporation announced its financial results for the fiscal 2004 first quarter ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      EMCORE CORPORATION
                                                         (Registrant)

                                                 By: /s/ Thomas G. Werthan
                                                     -------------------------
                                                     Thomas G. Werthan
                                                     Chief Financial Officer

Dated:  February 4, 2004

Exhibit           Description
-------           -----------

99.1              Press Release dated February 4, 2004